                                                                     EXHIBIT 4.1

                    [LOGO OF SUNRISE TELECOM INCORPORATED]

NUMBER                                                                SHARES

D

INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                                     CUSIP 86769Y 10 5



THIS CERTIFIES that



is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

=========================SUNRISE TELECOM INCORPORATED===========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Registrar.
       WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:


                               [CORPORATE SEAL
                       OF SUNRISE TELECOM INCORPORATED]

/s/                                                    /s/ Paul Chang
SECRETARY CHIEF                                      CHIEF EXECUTIVE OFFICER

                                      COUNTERSIGNED AND REGISTERED:
                                      AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                      P.O. Box 1596, Denver, Colorado 80201

                                      BY

                                      TRANSFER AGENT AND REGISTRAR AUTHORIZED
                                      SIGNATURE


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                         SUNRISE TELECOM INCORPORATED

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                              UNIF GIFT MIN ACT-......................Custodian.....................
TEN ENT - as tenants by the entireties                                           (Cust)                               (Minor)
JT TEN  - as joint tenants with right of                                      under Uniform Gifts to Minors
          survivorship and not as tenants                                     Act.................................................
          in common                                                                                (State)
                                                            UNIF TRF MIN ACT-.................Custodian (until age...........)
                                                                                 (Cust)
                                                                            ......................under Uniform Transfers
                                                                                (Minor)
                                                                            to Minors Act.........................................
                                                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


For Value Received,______________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint ________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________


                                       X_______________________________________

                                       X_______________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed



By_________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.